Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of April, 2004.

/s/ James Q. Crowe (seal)

James Q. Crowe

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr., do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of April, 2004.

/s/ Walter Scott Jr. (seal)

Walter Scott, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of April, 2004.

/s/ Richard R. Jaros (seal)

Richard R. Jaros

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas P. O’Neill, III, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 16th day of April, 2004.

/s/ Thomas P. O’Neill, III (seal)

Thomas P. O’Neill, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 20th day of April, 2004.

/s/ Eugene Roth (seal)

Eugene Roth

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael B. Yanney, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of April, 2004.

/s/ Michael B. Yanney (seal)

Michael B. Yanney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alfred Fasola, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of April, 2004.

/s/ Alfred Fasola (seal)

Alfred Fasola

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of April, 2004.

/s/ David C. McCourt (seal)

David C. McCourt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter S. Brodsky, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Executive Vice President and Chief Financial Officer, as my true and lawful attorney-in-fact for me and in my name:

1.	I authorize said attorney-in-fact specifically to execute in my name and on my behalf the Amendment No. 1 to RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and any further amendments thereto, and to file said forms with the United States Securities and Exchange Commission, 450 5th Street N.W., Washington, D.C. 20549, and such related instruments in writing which I deem necessary or proper to effectuate the execution and delivery of the above-mentioned forms with the same validity as I could, if personally present, and I hereby ratify and affirm all that my said attorney shall do, by virtue of these presents.

2.	All rights, powers and authority of said attorney-in-fact to exercise any and all of the specific rights and powers herein granted shall be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing of the grant of such powers by me.

3.	I further give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is authorized to perform by this instrument, with the right to revoke such appointment of substitute at said attorney-in-fact’s pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 23rd day of April, 2004.

/s/ Peter S. Brodsky (seal)

Peter S. Brodsky